[logo] M F S(R)
INVESTMENT MANAGEMENT
[graphic omitted]


                                  MFS(R) NEW ENDEAVOR
                                  FUND
                                  ANNUAL REPORT o JULY 31, 2002


        ----------------------------------------------------------------
        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 33 for details.
        ----------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 35

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                 NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid- August, equity indices around the world have shown double-digit declines since December, and bond performance has been decidedly mixed year to date.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at an annualized rate of 5% in the first quarter of 2002 and at just over 1% in the second quarter. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam. As of late summer, we also have some concern that consumer spending could falter and hold back a recovery.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended July 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.3%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 15, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended July 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.08%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of -5.13%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.98%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David E. Sette-Ducati]
     David E. Sette-Ducati

For the 12 months ended July 31, 2002, Class A shares of the fund provided a total return of -12.63%, Class B shares -12.85%, Class C shares -12.96%, and Class I shares -12.30%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -28.88% return over the same period for the fund's benchmark, the Russell MidCap Growth Index. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. During the same period, the average mid-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -28.88%.

Q.  HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT OVER THE PERIOD?

A. The past year was characterized by a weak economy and a volatile and falling market. Corporations tightened their belts as sales fell, causing spending on new technology, equipment, and services to plunge. The moderate economic recovery we saw in late 2001 and the first half of 2002 was powered almost entirely by the consumer, as low interest rates and a wave of mortgage refinancing fueled strong housing and auto sales. As of the end of the period, we saw little evidence that corporate spending was recovering, and there was increasing doubt that the consumer could continue to carry the economy on his back. In addition, both stock and bond investors were rocked by a series of corporate accounting scandals. The net effect was a market characterized by a lack of investor confidence.

    In an environment that produced little confidence in any particular industries, a key element of our strategy has been to increase the portfolio's diversification. We have also tried to stay away from firms with large debt loads, preferring instead to invest in companies with comfortable amounts of cash on their balance sheets. In our experience, cash may allow companies some opportunity to forge ahead even in bad times, and cash also offers some buffer against short-term business problems.

Q.  WHAT AREAS HELPED PERFORMANCE OVER THE PERIOD?

A. In September and October of 2001, we increased our technology positions as a sharp market downturn drove companies down to what we felt were attractive valuations. When the market came back strongly in the fourth quarter, we took profits on some of those holdings.

    Since early 2002, however, overall market performance has been dramatically negative, and short positions have been some of our best performers. Few of our long positions rose in price over latter part of the period. However, many of our holdings outperformed on a relative basis, falling less in value than our benchmark. We believe it was these firms' relatively strong fundamentals -- business factors such as earnings and cash flow -- that enabled their stocks to outperform other companies in their industries and the market in general.

Q.  WHAT AREAS DETRACTED FROM PERFORMANCE?

A. Particularly in technology, we had a number of holdings that fell in price over the latter part of the period, as their fundamentals deteriorated more than we had expected. In retrospect, we would have been well advised to sell most of our technology positions after last-year's fourth-quarter rally.

    However, this was also a period in which the market punished companies drastically for even small earnings disappointments. As mentioned earlier, in some cases we saw those situations as opportunities to initiate or add to positions in companies that we regarded as attractive over the long term.

Q.  IN A CHALLENGING ENVIRONMENT, WHAT WAS YOUR STRATEGY OVER THE PERIOD?

A. Our strategy over the period, particularly so far in 2002, was largely to position for the future. We invested in firms that we felt had fallen to attractive valuations, but in which we have long-term confidence. We found what we felt were good long-term investments in a variety of industries, including medical laboratories, specialty medical products, discount and specialty retailers, banks, and business services firms that provide information processing to corporations.

Q.  HOW WOULD YOU DESCRIBE YOUR OUTLOOK AT THE END OF THE PERIOD?

A. Looking ahead, we think uncertainty will dominate the market for a while longer -- uncertainty over how much longer the consumer can support the beginnings of a recovery and uncertainty over whether the economy will fall back into a "double-dip" recession, in which a short period of growth is followed by a second period of recession. In that environment, we plan to remain well diversified. We will continue to emphasize companies that we feel have strong balance sheets that may help them weather the downturn and emerge as industry leaders when the economy recovers. We would not rule out another down leg in the economy, but we do think we are somewhere near a bottom; the worst of the market pain may be behind us.

    Respectfully,

/s/ David E. Sette-Ducati

    David E. Sette-Ducati
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Prior to January 2, 2002, MFS(R) New Endeavor Fund was available only to MFS employees and had limited assets.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   DAVID E. SETTE-DUCATI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE TECHNOLOGY, EMERGING GROWTH, AND MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, OFFSHORE INVESTMENT PRODUCTS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

   DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001.

   HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR
   PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                       SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF INVESTMENT
  OPERATIONS                       SEPTEMBER 29, 2000

  CLASS INCEPTION:                 CLASS A  SEPTEMBER 29, 2000
                                   CLASS B  JANUARY 2, 2002
                                   CLASS C  JANUARY 2, 2002
                                   CLASS I  JANUARY 2, 2002

  SIZE:                            $16.8 MILLION NET ASSETS AS OF JULY 31, 2002
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to it's benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, September 29, 2000 through July 31, 2002. Index information is from October 1, 2000.)

                            MFS New Endeavor    Russell Mid-Cap
                             Fund - Class A      Growth Index
            "9/00"             $9,425              $10,000
            "7/01"              8,975                6,230
            "7/02"              7,841                4,443

TOTAL RATES OF RETURN THROUGH JULY 31, 2002

CLASS A
                                                           1 Year        Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            -12.63%      -16.80%
------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        -12.63%      - 9.54%
------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        -17.66%      -12.41%
------------------------------------------------------------------------------

CLASS B
                                                           1 Year        Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            -12.85%      -17.01%
------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        -12.85%      - 9.66%
------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        -16.19%      -11.55%
------------------------------------------------------------------------------

CLASS C
                                                           1 Year        Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge            -12.96%      -17.12%
------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge        -12.96%      - 9.72%
------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge        -13.80%      - 9.72%
------------------------------------------------------------------------------

CLASS I
                                                           1 Year        Life*
------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)                 -12.30%      -16.49%
------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)             -12.30%      - 9.35%
------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                           1 Year        Life*
------------------------------------------------------------------------------
Average mid-cap growth fund+                              -28.88%      -51.16%
------------------------------------------------------------------------------
Russell Mid-Cap Growth Index#                             -28.68%      -35.76%
------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, September 29, 2000, through July 31, 2002. Index information is from October 1, 2000.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those A, performance shown is lower for I than it would have been had share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 2002

FIVE LARGEST STOCK SECTORS

              HEALTH CARE                        23.1%
              LEISURE                            18.6%
              TECHNOLOGY                         17.5%
              FINANCIAL SERVICES                 12.8%
              SPECIAL PRODUCTS & SERVICES        12.4%

TOP 10 STOCK HOLDINGS

GLOBAL PAYMENTS, INC.  2.1%                     MCGRAW-HILL COS., INC.  1.8%
Electronic transaction processor for credit     Multimedia publishing and information services firm
and debit cards
                                                LABORATORY CORPORATION OF AMERICA HOLDINGS  1.7%
CYTYC CORP.  2.0%                               National network of medical laboratories
Medical test company
                                                PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.  1.7%
FINGER LAKES BANCORP, INC.  2.0%                Provider of drug research services to drug companies
New York regional savings bank
                                                IMS HEALTH, INC.  1.6%
SHIRE PHARMACEUTICALS GROUP PLC  1.8%           Provider of market data and information solutions to
Specialty pharmaceutical firm                   the pharmaceutical and health care industries

SUNGARD DATA SYSTEMS, INC.  1.8%                SCHOLASTIC CORP.  1.6%
Information technology provider for financial   Children's publishing and media company
services firms

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- July 31, 2002

Stocks - 94.9%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 88.0%
  Aerospace - 0.5%
    Northrop Grumman Corp.                                                    800            $    88,560
--------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.8%
    Nike, Inc., "B"                                                         2,890            $   142,448
--------------------------------------------------------------------------------------------------------
  Automotive - 0.9%
    Harley-Davidson, Inc.                                                   3,090            $   146,342
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 5.5%
    Banknorth Group, Inc.                                                   6,600            $   167,904
    Comerica, Inc.                                                          2,460                143,074
    Finger Lakes Bancorp, Inc.                                             16,500                322,080
    First Tennessee National Corp.                                          2,200                 82,346
    New York Community Bancorp, Inc.                                        2,800                 80,640
    SouthTrust Corp.                                                        5,460                137,810
                                                                                             -----------
                                                                                             $   933,854
--------------------------------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Waters Corp.*                                                           6,700            $   152,157
--------------------------------------------------------------------------------------------------------
  Business Services - 8.8%
    BEA Systems, Inc.*#                                                    20,830            $   115,606
    BISYS Group, Inc.*                                                      9,770                225,687
    Certegy, Inc.*                                                            900                 29,448
    Concord EFS, Inc.*#                                                     2,730                 53,235
    CSG Systems International, Inc.*                                       11,660                134,906
    DST Systems, Inc.*                                                      1,710                 57,627
    Fiserv, Inc.*#                                                          5,275                181,513
    Forrester Research, Inc.*                                               4,300                 61,920
    Global Payments, Inc.                                                  12,900                335,400
    Investment Technology Group, Inc.*                                      4,700                159,189
    Sabre Group Holding, Inc., "A"*                                         4,600                121,992
                                                                                             -----------
                                                                                             $ 1,476,523
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.0%
    Mercury Interactive Corp.*                                              6,300            $   161,406
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 3.7%
    CheckFree Corp.*                                                       10,900            $   108,564
    SunGard Data Systems, Inc.*                                            12,090                283,511
    VERITAS Software Corp.*#                                               13,340                224,512
                                                                                             -----------
                                                                                             $   616,587
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.8%
    Brocade Communications Systems, Inc.*                                   9,500            $   178,125
    Citrix Systems, Inc.*                                                  23,550                129,760
    Jack Henry & Associates, Inc.                                          17,610                251,295
    McDATA Corp.*#                                                          9,340                100,125
    Peoplesoft, Inc.*                                                      13,100                235,538
    Rational Software Corp.*                                               12,300                 82,656
                                                                                             -----------
                                                                                             $   977,499
--------------------------------------------------------------------------------------------------------
  Containers - 0.5%
    Smurfit-Stone Container Corp.*                                          6,000            $    86,940
--------------------------------------------------------------------------------------------------------
  Electronics - 4.8%
    Advanced Micro Devices, Inc.*                                           4,500            $    36,135
    Analog Devices, Inc.*                                                   3,300                 79,530
    Cymer, Inc.*                                                            1,200                 33,588
    Fairchild Semiconductor International Co.*                              4,500                 80,235
    Intersil Holding Corp.*                                                 3,950                 86,071
    Linear Technology Corp.                                                 1,700                 46,036
    LSI Logic Corp.*                                                       11,200                 87,360
    Maxim Integrated Products, Inc.*                                        1,000                 35,180
    Microchip Technology, Inc.*                                             4,700                103,494
    Novellus Systems, Inc.*                                                 5,000                134,950
    Xilinx, Inc.*                                                           4,500                 86,355
                                                                                             -----------
                                                                                             $   808,934
--------------------------------------------------------------------------------------------------------
  Entertainment - 2.7%
    Blockbuster, Inc.                                                       3,800            $    87,780
    Hearst-Argyle Television, Inc.*                                         5,860                137,769
    Univision Communications, Inc., "A"*                                    7,870                225,003
                                                                                             -----------
                                                                                             $   450,552
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.3%
    Charter One Financial, Inc.                                             6,500            $   220,480
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.6%
    National Commerce Financial Corp.                                       4,290            $   110,468
--------------------------------------------------------------------------------------------------------
  Furniture & Home Appliances - 0.5%
    Pier 1 Imports, Inc.                                                    4,600            $    79,580
--------------------------------------------------------------------------------------------------------
  Healthcare - 1.2%
    Caremark Rx, Inc.*                                                     10,470            $   164,379
    First Health Group Corp.*                                               1,500                 37,710
                                                                                             -----------
                                                                                             $   202,089
--------------------------------------------------------------------------------------------------------
  Insurance - 1.6%
    Arthur J. Gallagher & Co.                                               4,700            $   138,227
    Safeco Corp.                                                            4,145                131,562
                                                                                             -----------
                                                                                             $   269,789
--------------------------------------------------------------------------------------------------------
  Internet - 0.8%
    USinternetworking, Inc.*                                                  129            $         0
    VeriSign, Inc.*#                                                       21,628                138,419
                                                                                             -----------
                                                                                             $   138,419
--------------------------------------------------------------------------------------------------------
  Media - 2.1%
    LIN TV Corp.*                                                           4,200            $    88,452
    McClatchy Co.                                                           1,070                 59,599
    Westwood One, Inc.*                                                     6,350                201,613
                                                                                             -----------
                                                                                             $   349,664
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 4.1%
    Allergan, Inc.                                                          2,690            $   162,718
    Baxter International, Inc.                                              4,300                171,613
    Becton, Dickinson & Co.                                                 2,300                 66,838
    Biomet, Inc.                                                            2,300                 59,639
    Stryker Corp.                                                           4,600                232,852
                                                                                             -----------
                                                                                             $   693,660
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 10.7%
    Cytyc Corp.*                                                           37,470            $   322,617
    Edwards Lifesciences Corp.*                                             6,700                163,078
    Genzyme Corp.*#                                                         6,350                144,653
    IMS Health, Inc.#                                                      16,150                255,493
    Invitrogen Corp.*                                                       2,500                 87,125
    Laboratory Corporation of America Holdings*                             8,000                274,400
    Lincare Holdings, Inc.*                                                 4,930                154,703
    Medimmune, Inc.*                                                          500                 14,870
    Pharmaceutical Product Development, Inc.*                              11,500                265,052
    Quest Diagnostics, Inc.*                                                1,900                114,741
                                                                                             -----------
                                                                                             $ 1,796,732
--------------------------------------------------------------------------------------------------------
  Oil Services - 3.0%
    Baker Hughes, Inc.                                                      2,750            $    73,700
    BJ Services Co.*                                                        2,500                 79,725
    Cooper Cameron Corp.*                                                   2,720                116,933
    Diamond Offshore Drilling, Inc.                                         6,600                154,440
    Weatherford International Ltd.*                                         1,900                 77,064
                                                                                             -----------
                                                                                             $   501,862
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 2.4%
    AdvancePCS*                                                             5,300            $   118,826
    Medicis Pharmaceutical Corp.*                                           2,200                 92,224
    Mylan Laboratories, Inc.                                                6,030                195,613
                                                                                             -----------
                                                                                             $   406,663
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 7.4%
    E.W. Scripps Co.                                                        2,150            $   163,830
    McGraw-Hill Cos., Inc.                                                  4,475                279,911
    Meredith Corp.                                                          3,890                141,868
    New York Times Co.                                                      3,710                167,878
    Scholastic Corp.*                                                       6,500                253,435
    Tribune Co.                                                             6,000                239,400
                                                                                             -----------
                                                                                             $ 1,246,322
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    Starwood Hotels & Resorts Co.                                           3,500            $    89,950
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 4.2%
    Brinker International, Inc.*                                            7,410            $   241,566
    Outback Steakhouse, Inc.*                                               7,370                235,398
    RARE Hospitality International, Inc.*                                   8,700                227,418
                                                                                             -----------
                                                                                             $   704,382
--------------------------------------------------------------------------------------------------------
  Retail - 5.9%
    Abercrombie & Fitch Co.*                                                2,000            $    45,200
    BJ's Wholesale Club, Inc.*                                              4,250                149,387
    Circuit City Stores, Inc.                                               1,500                 25,575
    Cost Plus, Inc.*                                                        1,010                 24,634
    Dollar Tree Stores, Inc.*                                               6,350                198,098
    Family Dollar Stores, Inc.                                              1,670                 50,584
    Foot Locker, Inc.*                                                      4,800                 53,280
    Office Depot, Inc.*                                                     2,600                 33,748
    Ross Stores, Inc.                                                       1,000                 37,660
    Talbots, Inc.                                                           7,340                215,356
    Tiffany & Co.                                                           6,600                162,624
                                                                                             -----------
                                                                                             $   996,146
--------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.4%
    SPX Corp.*                                                                700            $    73,150
--------------------------------------------------------------------------------------------------------
  Technology - 0.7%
    Macrovision Corp.*                                                     10,900            $   119,464
--------------------------------------------------------------------------------------------------------
  Telecommunications - 2.2%
    Comverse Technology, Inc.*                                              8,200            $    65,272
    Crown Castle International Corp.*                                      32,680                 75,164
    EchoStar Communications Corp.*                                         11,030                179,899
    JDS Uniphase Corp.*                                                    18,600                 46,872
    Network Appliance, Inc.*                                                  200                  1,692
                                                                                             -----------
                                                                                             $   368,899
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.5%
    American Tower Corp., "A"*                                             37,270            $    83,485
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.0%
    Advanced Fibre Communications, Inc.*                                    8,980            $   154,725
    Emulex Corp.*                                                           3,200                 74,112
    QLogic Corp.*                                                           2,520                102,690
                                                                                             -----------
                                                                                             $   331,527
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $14,824,533
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.9%
  Bermuda - 1.4%
    Ace Ltd. (Insurance)                                                    2,530            $    80,125
    XL Capital Ltd. (Insurance)                                             2,090                154,869
                                                                                             -----------
                                                                                             $   234,994
--------------------------------------------------------------------------------------------------------
  Canada - 0.8%
    Biovail Corp. (Pharmaceuticals)*                                        5,800            $   139,084
--------------------------------------------------------------------------------------------------------
  France - 0.4%
    Wavecom S.A. (Telecommunications)                                       1,700            $    71,428
--------------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Fresenius Medical Care AG (Medical Supplies)                              750            $    18,907
--------------------------------------------------------------------------------------------------------
  Israel - 0.5%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                                 4,800            $    80,544
--------------------------------------------------------------------------------------------------------
  Norway - 0.1%
    Tandberg ASA (Telecommunications)*                                      2,080            $    25,948
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.8%
    Syngenta AG (Chemicals)                                                 2,500            $   127,470
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.8%
    Reed Elsevier PLC (Publishing)                                          4,960            $    42,622
    Shire Pharmaceuticals Group PLC (Medical & Health
      Technology Services)*                                                11,300                288,150
    Spirent PLC (Telecommunications)                                       19,700                 23,085
    Willis Group Holdings Ltd. (Insurance)*                                 3,630                114,853
                                                                                             -----------
                                                                                             $   468,710
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $ 1,167,085
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $16,921,226)                                                  $15,991,618
--------------------------------------------------------------------------------------------------------

Short-Term Obligation - 2.8%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    New Center Asset Trust, due 8/01/02, at Amortized Cost               $    470            $   470,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $17,391,226)                                             $16,461,618
--------------------------------------------------------------------------------------------------------

Securities Sold Short - (5.4)%
--------------------------------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------------------------------
U.S. Stocks - (5.4)%
  Business Machines - (1.5)%
    Affiliated Computer Services, Inc., "A"*                               (5,600)           $  (260,112)
--------------------------------------------------------------------------------------------------------
  Electronics - (1.2)%
    KLA-Tencor Corp.*                                                      (5,200)           $  (204,828)
--------------------------------------------------------------------------------------------------------
  Internet - (1.2)%
    Ebay, Inc.*                                                            (3,600)           $  (205,524)
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - (1.0)%
    Panera Bread Co.*                                                      (5,100)           $  (163,965)
--------------------------------------------------------------------------------------------------------
  Retail - (0.5)%
    Kohl's Corp.*                                                          (1,200)           $   (79,200)
--------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $(917,555))                                  $  (913,629)
--------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 7.7%                                                          1,301,638
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $16,849,627
--------------------------------------------------------------------------------------------------------
* Non-income producing security.
# Security or a portion of the security was pledged to cover collateral requirements. At July 31, 2002, the value of securities pledged for the MFS New Endeavor Fund amounted to $626,834.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JULY 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $17,391,226)              $16,461,618
  Cash                                                                    9,281
  Deposits with brokers for securities sold short                       917,555
  Receivable for investments sold                                       765,346
  Receivable from brokers for securities sold short                      60,420
  Receivable for fund shares sold                                       138,279
  Interest and dividends receivable                                       3,797
                                                                    -----------
      Total assets                                                  $18,356,296
                                                                    -----------
Liabilities:
  Securities sold short, at value (proceeds received $917,555)      $   913,629
  Payable for investments purchased                                     576,714
  Payable for fund shares reacquired                                     15,524
  Payable to affiliates -
    Management fee                                                          345
    Reimbursement fee                                                       141
    Distribution and service fee                                            266
  Accrued expenses and other liabilities                                     50
                                                                    -----------
      Total liabilities                                             $ 1,506,669
                                                                    -----------
Net assets                                                          $16,849,627
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $20,015,630
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (925,680)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (2,240,323)
                                                                    -----------
      Net assets                                                    $16,849,627
                                                                    ===========
Shares of beneficial interest outstanding                            2,122,919
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $7,699,634 / 968,938 shares of beneficial
    interest outstanding)                                             $7.95
                                                                      =====
  Offering price per share (100 / 94.25 of net asset value)           $8.44
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $4,253,075 / 537,187 shares of beneficial
    interest outstanding)                                             $7.92
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $2,833,526 / 357,958 shares of beneficial
    interest outstanding)                                             $7.92
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,063,392/ 258,836 shares of beneficial
    interest outstanding)                                             $7.97
                                                                      =====
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JULY 31, 2002
-------------------------------------------------------------------------------
Net investment loss:
    Income -
      Dividends                                                     $    20,860
      Interest                                                           15,527
                                                                    -----------
        Total investment income                                     $    36,387
                                                                    -----------
    Expenses -
      Management fee                                                $    50,211
      Shareholder servicing agent fee                                     6,592
      Distribution and service fee (Class A)                             10,394
      Distribution and service fee (Class B)                             12,480
      Distribution and service fee (Class C)                              7,861
      Administrative fee                                                    932
      Custodian fee                                                       6,322
      Printing                                                           29,170
      Postage                                                             1,084
      Auditing fees                                                      15,320
      Legal fees                                                         14,191
      Registration fees                                                  64,731
      Dividend expense on securities sold short                             226
      Miscellaneous                                                      10,397
                                                                    -----------
        Total expenses                                              $   229,911
      Fees paid indirectly                                               (1,194)
      Reduction of expenses by investment adviser                      (127,769)
                                                                    -----------
        Net expenses                                                $   100,948
                                                                    -----------
          Net investment loss                                       $   (64,561)
                                                                    -----------
Realized and unrealized loss on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                       $(2,352,084)
      Securities sold short                                             225,555
      Foreign currency transactions                                        (243)
                                                                    -----------
         Net realized loss on investments and foreign
           currency transactions                                    $(2,126,772)
                                                                    -----------
    Change in unrealized appreciation (depreciation) -
      Investments                                                   $  (946,913)
      Securities sold short                                              (3,974)
      Translation of assets and liabilities in foreign
        currencies                                                            3
                                                                    -----------
        Net unrealized loss on investments and foreign
          currency translation                                      $  (950,884)
                                                                    -----------
          Net realized and unrealized loss on investments and
            foreign currency                                        $(3,077,656)
                                                                    -----------
            Decrease in net assets from operations                  $(3,142,217)
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                 PERIOD ENDED
                                                                 JULY 31, 2002               JULY 31, 2001*
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                              $   (64,561)                  $   (4,829)
  Net realized loss on investments and foreign currency
    transactions                                                    (2,126,772)                     (22,992)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                              (950,884)                      25,204
                                                                   -----------                   ----------
    Decrease in net assets from operations                         $(3,142,217)                  $   (2,617)
                                                                   -----------                   ----------
Distributions declared to shareholders -
  From paid-in capital (Class A)                                   $      --                     $   (2,085)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)
                                                                       (79,769)                        --
                                                                   -----------                   ----------
    Total distributions declared to shareholders                   $   (79,769)                  $   (2,085)
                                                                   -----------                   ----------
Net increase in net assets from fund share transactions            $18,660,171                   $1,416,144
                                                                   -----------                   ----------
      Total increase in net assets                                 $15,438,185                   $1,411,442
Net assets:
  At beginning of period                                             1,411,442                         --
                                                                   -----------                   ----------
  At end of period                                                 $16,849,627                   $1,411,442
                                                                   ===========                   ==========

* For the period from the commencement of the fund's investment operations, September 29, 2000, through
  July 31, 2001.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
---------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED            PERIOD ENDED
                                                                    JULY 31, 2002         JULY  31, 2001*
---------------------------------------------------------------------------------------------------------
                                                                          CLASS A
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $ 9.51                  $10.00
                                                                           ------                  ------
Income from investment operations# -
  Net investment loss(S)                                                   $(0.07)                 $(0.06)
  Net realized and unrealized loss on investments and foreign
    currency transactions                                                   (1.03)                  (0.41)
                                                                           ------                  ------
      Total from investment operations                                     $(1.10)                 $(0.47)
                                                                           ------                  ------
Less distributions declared to shareholders -
  In excess of net realized gain on investments and foreign currency transactions
                                                                           $(0.46)                 $ --
  From paid-in capital                                                       --                     (0.02)
                                                                           ------                  ------
  Total distributions declared to shareholders                             $(0.46)                 $(0.02)
                                                                           ------                  ------
Net asset value - end of period                                            $ 7.95                  $ 9.51
                                                                           ======                  ======
Total return(+)                                                            (12.63)%                 (4.77)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(++)                                                             1.38%                   1.34%+
  Net investment loss                                                       (0.81)%                 (0.69)%+
Portfolio turnover                                                            779%                    809%
Net assets at end of period (000 Omitted)                                  $7,700                  $1,411

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                    $(0.24)                 $(0.55)
    Ratios (to average net assets):
      Expenses##                                                             3.32%                   7.54%+
      Net investment loss                                                   (2.75)%                 (6.89)%+

   * For the period from the commencement of the fund's investment operations, September 29, 2000, through
     July 31, 2001.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was
     1.38% and 1.33%, for the year ended July 31, 2002, and the period ended July 31, 2001.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                             JULY  31, 2002*
----------------------------------------------------------------------------
                                                                     CLASS B
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.46
                                                                      ------
Income from investment operations# -
  Net investment loss(S)                                              $(0.08)
  Net realized and unrealized loss on investments and
    foreign currency transactions                                      (2.46)
                                                                      ------
      Total from investment operations                                $(2.54)
                                                                      ------
Net asset value - end of period                                       $ 7.92
                                                                      ======
Total return                                                          (24.28)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(++)                                                        2.07%+
  Net investment loss                                                  (1.50)%+
Portfolio turnover                                                       779%
Net assets at end of period (000 Omitted)                             $4,253

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.18)
        Ratios (to average net assets):
          Expenses##                                                    4.01%+
          Net investment loss                                          (3.44)%+

   * For the period from the inception of Class B shares, January 2, 2002, through July 31, 2002.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements. (++) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 2.07% for the period ended July 31, 2002.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                             JULY  31, 2002*
----------------------------------------------------------------------------
                                                                     CLASS C
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.46
                                                                      ------
Income from investment operations# -
  Net investment loss(S)                                              $(0.07)
  Net realized and unrealized loss on investments and
    foreign currency transactions                                      (2.47)
                                                                      ------
      Total from investment operations                                $(2.54)
                                                                      ------
Net asset value - end of period                                       $ 7.92
                                                                      ======
Total return                                                          (24.28)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(++)                                                        2.07%+
  Net investment loss                                                  (1.50)%+
Portfolio turnover                                                       779%
Net assets at end of period (000 Omitted)                             $2,834

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.17)
        Ratios (to average net assets):
          Expenses##                                                    4.01%+
          Net investment loss                                          (3.44)%+

   * For the period from the inception of Class C shares, January 02, 2002, through July 31, 2002.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements. (++) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 2.07% for the period ended July 31, 2002.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                             JULY  31, 2002*
----------------------------------------------------------------------------
                                                                     CLASS I
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.46
                                                                      ------

Income from investment operations# -
  Net investment loss(S)                                              $(0.03)
  Net realized and unrealized loss on investments and
    foreign currency transactions                                      (2.46)
                                                                      ------
      Total from investment operations                                $(2.49)
                                                                      ------
Net asset value - end of period                                       $ 7.97
                                                                      ======
Total return                                                          (23.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(++)                                                        1.07%+
  Net investment loss                                                  (0.50)%+
Portfolio turnover                                                       779%
Net assets at end of period (000 Omitted)                             $2,063

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $(0.13)
        Ratios (to average net assets):
          Expenses##                                                    2.99%+
          Net investment loss                                          (2.44)%+

   * For the period from the inception of Class I shares, January 2, 2002, through July 31, 2002.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements. (++) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 1.07% for the period ended July 31, 2002.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS New Endeavor Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $1,194 under this arrangement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions paid for the years ended, July 31, 2002 and July 31, 2001 were as follows:

                                                   JULY 31, 2002 JULY 31, 2001
------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                       $  --         $  --
  Long-term capital gain                                   --            --
                                                        --------      --------
  In excess of capital gain                             $ 79,769      $  --
  Paid-in capital                                          --            2,085
                                                        --------      --------
Total distributions paid                                $ 79,769      $  2,085
                                                        ========      ========

During the year ended July 31, 2002, accumulated net investment loss decreased by $64,561, accumulated net realized loss on investments and foreign currency transactions increased by $10,742, and paid-in capital decreased by $53,819 due to differences between book and tax accounting for currency transactions, net operating losses, and distributions in excess. This change had no effect on the net assets or net asset value per share.

At July 31, 2002, accumulated net investment loss and realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for the offset of net investment loss against paid-in capital.

As of July 31, 2002, the components of accumulated losses on a tax basis were as follows:

          Unrealized loss                               $(2,149,016)
          Other temporary differences                    (1,016,987)

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. Prior to December 1, 2001, this fee was 0.90% of the funds average daily net assets on an annual basis.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.30% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At July 31, 2002 aggregate un-reimbursed expenses amounted to $168,540.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $12,579 for the year ended July 31, 2002 as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Prior to January 1, 2002 distribution and service fees under the Class A distribution plan were being waived. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,758 for the year ended July 31, 2002. Fees incurred under the distribution plan during the year ended July 31, 2002, were 0.28% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1 for Class B shares, for the year ended July 31, 2002. Fees incurred under the distribution plan during the year ended July 31, 2002 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended July 31, 2002, for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $67,209,108 and $49,291,962, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $18,614,562
                                                                -----------
Gross unrealized depreciation                                   $(2,782,542)
Gross unrealized appreciation                                       629,598
                                                                -----------
    Net unrealized depreciation                                 $(2,152,944)
                                                                ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                               YEAR ENDED JULY 31, 2002     PERIOD ENDED JULY 31, 2001*
                                         ------------------------------   -----------------------------
                                               SHARES            AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                   930,269       $ 8,646,427        202,305       $1,927,227
Shares issued to shareholders in
  reinvestment of distributions                 4,535            46,396             82              775
Shares reacquired                            (114,314)       (1,016,338)       (53,939)        (511,858)
                                             --------       -----------       --------       ----------
    Net increase                              820,490       $ 7,676,485        148,448       $1,416,144
                                             ========       ===========       ========       ==========

Class B shares
                                           PERIOD ENDED JULY 31, 2002**
                                         ------------------------------
                                               SHARES            AMOUNT
-----------------------------------------------------------------------
Shares sold                                   609,082       $ 5,624,460
Shares reacquired                             (71,895)         (600,081)
                                             --------       -----------
    Net increase                              537,187       $ 5,024,379
                                             ========       ===========

Class C shares
                                           PERIOD ENDED JULY 31, 2002**
                                         ------------------------------
                                               SHARES            AMOUNT
-------------------------------------------------------------------------
Shares sold                                   381,241       $ 3,549,456
Shares reacquired                             (23,283)         (186,945)
                                             --------       -----------
    Net increase                              357,958       $ 3,362,511
                                             ========       ===========

Class I shares
                                           PERIOD ENDED JULY 31, 2002**
                                         ------------------------------
                                               SHARES            AMOUNT
-------------------------------------------------------------------------
Shares sold                                   320,608       $ 3,204,037
Shares reacquired                             (61,772)         (607,241)
                                             --------       -----------
    Net increase                              258,836       $ 2,596,796
                                             ========       ===========
* For the period from the commencement of the fund's investment operations, September 29, 2000, through
  July 31, 2001.
** For the period from the inception of Classes B, C, and I, January 2, 2002, through July 31, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily un-used portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended July 31, 2002, was $71. The fund had no borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS New Endeavor
Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Endeavor Fund (the Fund), including the portfolio of investments, as of July 31, 2002, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Endeavor Fund at July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                    /s/ ERNST & YOUNG LLP

Boston, Massachusetts
September 6, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   FOR THE YEAR ENDED JULY 31, 2002, THE AMOUNT OF DISTRIBUTIONS FROM
   INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 58%.
-------------------------------------------------------------------------------

MFS(R) NEW ENDEAVOR FUND

The following tables present certain information regarding the Trustees and officers of Series Trust X, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustees of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
David E. Sette-Ducati+                                   business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Ernst & Young LLP                                        1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) NEW ENDEAVOR FUND                                        ------------
                                                                  PRSRT STD
                                                                U.S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                               MFS
                                                                ------------

500 Boylston Street
Boston, MA 02116-3741


(C)2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                       MNE-2  09/02  6.6M   1011/1211/1311/1811